Exhibit 10.23

FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY
THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY (this “Amendment”) is made as of August 3, 2015, by and among AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company (“Buyer”), DAVESSA VENTURE, LLC, an Iowa limited liability company (the “310 Seller”), S.J. RUSSELL, LLC, an Iowa limited liability company (the “336 Seller” and, together with the 310 Seller, the “Original Sellers”), and GALEVA LLC, an Illinois limited liability company (“Galeva”).
WHEREAS, Buyer and Original Sellers entered into that certain Agreement for Purchase and Sale of Real Property, having an effective date as of July 2, 2015 (the “Agreement”), with regard to the Property, as more particularly described in the Agreement; the parties hereto acknowledging that the entities constituting the Original Sellers were inaccurately named in the Agreement as “310 HOME BOULEVARD, GALESBURG, IL – DAVESSA VENTURE, LLC, an Iowa limited liability company,” and “336 HOME BOULEVARD, GALESBURG, IL – S.J. RUSSELL, LLC, an Iowa limited liability company,” (emphasis added);
WHEREAS, Galeva, not the Original Sellers, is the fee title owner to the Property and should have been named as the “Seller” party under the Agreement;
WHEREAS, Galeva desires to assume all of Original Sellers’ rights, title, obligations, liabilities and interest in, to and under the Agreement as of the Effective Date with the same force and effect as if Galeva had initially been named as the Seller under the Agreement; and
WHEREAS, Buyer, Original Sellers and Galeva wish to amend the Agreement as provided herein;
NOW, THEREFORE, in consideration of the mutual promise contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree that the Agreement shall be amended as follows:

1.	Amendment to the Agreement. The Agreement is hereby amended as follows:

a.
The defined term “310 Seller” set forth in the preamble of the Agreement is hereby modified by deleting the words “310 Home Boulevard, Galesburg, IL – Davessa Venture, LLC, an Iowa limited liability company” and substituting “Galeva LLC, an Illinois limited liability company” in lieu thereof. For the avoidance of doubt, all references in the Agreement to the 310 Seller or the Seller with respect to the 310 Land shall mean Galeva.

b.
The defined term “336 Seller” set forth in the preamble of the Agreement is hereby modified by deleting the words “336 Home Boulevard, Galesburg, IL – S.J. Russell, LLC, an Iowa limited liability company” and substituting “Galeva LLC, an Illinois limited liability company” in lieu thereof. For the avoidance of doubt, all references in the Agreement to the 336 Seller or the Seller with respect to the 336 Land shall mean Galeva.

c.	Section 6 of the Agreement is hereby modified by adding the following new subsection:

“(h) Seller and Davessa Venture, LLC shall complete and execute such documents as may be required to effectuate the assignment to Buyer of that certain Lease, dated September 29, 2012, by and between Davessa Venture, LLC, as landlord, and The United States of America, Department of Veterans Affairs, Network 23 Contracting Office, as tenant, as amended.”

d.	Section 10 of the Agreement is hereby modified by adding the following new subsection:

“(t) A fully executed and effective termination of the ground lease of the 310 Land between Galeva LLC, as landlord, and Davessa Venture, LLC, as tenant.”

2.
Galeva Assumption. Original Sellers hereby transfer and assign to Galeva all of Original Sellers’ rights, title, obligations, liabilities and interest in, to and under the Agreement as of the Effective Date. Galeva hereby assumes all of the Original Sellers’ rights, title, obligations, liabilities and interest in, to and under the Agreement as of the Effective Date, with the same force and effect as if Galeva had initially been named as the Seller under the Agreement.

3.
Miscellaneous. Except as expressly modified hereby the terms of the Agreement shall remain in full force and effect as written. Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Amendment which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature of this Amendment to the other party upon request.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first set forth above.

BUYER:	ORIGINAL SELLERS:

AMERICAN REALTY CAPITAL VII, LLC, a Delaware limited liability company	DAVESSA VENTURE, LLC, an Iowa limited liability company By:/s/ Kathryn Halter Name: Kathryn Halter Title: Managing Member
By: AR Capital, LLC, a Delaware limited liability company, its sole member By: /s/ William M. Kahane Name: William Kahane Title: Manager

S.J. RUSSELL, LLC, an Iowa limited liability company By:/s/ Kathryn Halter Name: Kathryn Halter Title: Managing Member

GALEVA:
GALEVA LLC, an Illinois limited liability company By:/s/ Kathryn Halter Name: Kathryn Halter Title: Managing Member